Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of Corning Natural Gas Corporation (the “Company”) on Form 10-Q/A for the period ending March 31, 2009 (the “Report”) with the Securities and Exchange Commission, I, Michael I. German, Chief Executive Officer and President of the Company and I, Firouzeh Sarhangi, Chief Financial and Accounting Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Dated: May 15, 2009

/s/ MICHAEL I. GERMAN
Michael I. German,
Chief Executive Officer and President
(Principal Executive Officer)

/s/ FIROUZEH SARHANGI
Firouzeh Sarhangi,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)